Exhibit 99.2

BIOMED REALTY TRUST, INC. SUPPLEMENTAL OPERATING AND FINANCIAL DATA DECEMBER 31, 2005

Colorow Drive Salt Lake City, UT Acquired December 2005 93,650 sq ft fully leased to NPS Pharmaceuticals, Inc.

George Patterson Blvd Bristol, PA Acquired October 2005 71,500 sq ft fully leased to Rhodia, Inc.

BioMed Realty Trust, Inc.	www.biomedrealty.com
17140 Bernardo Center Drive, Suite 222	858.485.9840
San Diego, CA 92128	858.485.9843 (fax)

Investor Relations Contact	Media Contact
John F. Wilson, II	Georganne R. Palffy
Chief Financial Officer	Financial Relations Board
858.485.9840	312.640.6768

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
DECEMBER 31, 2005
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the Boston or California regions, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
DECEMBER 31, 2005
BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties and primary acquisition targets are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
During the first three quarters of 2005, we completed the acquisition of 19 properties, representing a total of 1.8 million rentable square feet of laboratory and office space. The properties were acquired for an aggregate of approximately $655.4 million.
On October 28, 2005, we completed the acquisition of a research laboratory facility located on George Patterson Boulevard in the Bridge Business Center in Bristol, Pennsylvania. The 71,500 square-foot facility was acquired for approximately $14.9 million in cash.
On December 1, 2005, we completed the acquisition of a property located at 475 Eccles Avenue in South San Francisco, California. The property, consisting of 152,145 rentable square feet, was acquired for approximately $25.9 million in cash.
On December 22, 2005, we completed the acquisition of a property located on Colorow Drive in the University of Utah Research Park in Salt Lake City for approximately $19.0 million in cash. We acquired the 93,650 square-foot property from NPS Pharmaceuticals, Inc., which will leaseback the fully-occupied property pursuant to a 15-year, triple-net lease.
As of December 31, 2005, we owned or had interests in 39 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 62 buildings with approximately 4.8 million rentable square feet of laboratory and office space, which was approximately 91.1% leased to 87 tenants. Of the approximately 423,000 square feet of unleased space, approximately 274,677 square feet, or 64.9% of our unleased square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 706,000 rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
DECEMBER 31, 2005

Board of Directors
Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers
Alan D. Gold	John F. Wilson, II
President and Chief Executive Officer	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President, General Counsel, and Secretary	Vice President, Acquisitions

Equity Research Coverage
Friedman Billings Ramsey	Stifel, Nicolaus & Company, Inc.	RBC Capital Markets
Paul Morgan / Michael Blank	Jerry L. Doctrow	Jay Leupp
703.469.1255 / 703.469.1115	800.368.2558	415.633.8558

KeyBanc Capital Markets	Raymond James	Wachovia Securities
Srikanth Nagarajan	Paul D. Puryear / Ken Avalos	Christopher Haley
917.368.2280	800.248.8863	443.263.6773

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128		101 Barclay Street, 11E
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:	www.biomedrealty.com

2006 Tentative Schedule for Quarterly Results
First Quarter	Early May 2006
Second Quarter	Early August 2006
Third Quarter	Early November 2006
Fourth Quarter	February 2007

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2005
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04

Selected Operating Data
Total revenues	$44,492	$41,330	$28,563	$24,471	$19,670
Straight line rent	1,564	1,546	1,396	1,088	750
Fair value lease revenue(1)	728	791	330	(58)	(175)
EBITDA(2)	24,951	25,085	16,813	13,856	9,760
General and administrative expense	4,277	3,756	2,695	2,550	2,011
Interest expense	7,581	7,422	6,812	1,411	962
Minority interest	(235)	(278)	(65)	(429)	(191)

Operating margins (3)	64.4%	67.3%	67.8%	61.9%	59.3%
Operating expense recoveries(3)	90.7%	91.7%	93.0%	88.6%	79.3%
Same property net operating income change (4)	11.3%	—	—	—	—

Net income	4,569	5,201	1,440	5,836	2,955
Net income per share — diluted	$0.10	$0.11	$0.05	$0.19	$0.09
FFO (5)	17,418	17,708	10,067	12,554	8,885
FFO per share — diluted (5)	$0.35	$0.36	$0.29	$0.37	$0.26
AFFO (6)	13,535	16,469	10,747	12,725	9,563

Selected Balance Sheet Data
Cash and cash equivalents	$20,312	$74,495	$113,014	$15,570	$27,869
Investments in real estate, net	1,129,371	1,072,427	1,033,743	494,509	468,488
Total assets	1,337,310	1,330,481	1,327,145	601,617	581,723
Total liabilities	586,162	573,649	569,371	159,258	137,639
Minority interests	20,673	21,278	21,775	22,486	22,267
Total stockholders’ equity	730,475	735,554	735,999	419,873	421,817

Capitalization
Total common shares outstanding	46,634	46,636	46,567	31,433	31,386
Total units outstanding	2,864	2,870	2,870	2,870	2,870

Total common shares and units outstanding	49,498	49,506	49,437	34,303	34,256
Share price at quarter end	$24.40	$24.80	$23.85	$20.60	$22.21

Equity value at quarter end (7)	1,207,751	1,227,749	1,179,072	706,642	760,826
Consolidated debt	$513,233	$498,004	$499,818	$121,094	$102,236
Total market capitalization	1,720,984	1,725,753	1,678,890	827,736	863,062
Debt / total market capitalization	29.8%	28.9%	29.8%	14.6%	11.8%

Financial Ratios
Interest coverage (8)	3.3	3.4	2.5	9.5	9.6
Fixed charge coverage (8)	2.8	2.9	2.2	7.5	8.1
FFO payout	76.7%	75.4%	93.6%	73.4%	103.7%
AFFO payout	98.7%	81.1%	87.7%	72.5%	96.4%
Debt / total assets	38.4%	37.4%	37.7%	20.1%	17.6%

Portfolio Statistics
Properties owned at end of quarter	39	36	33	19	17
Total rentable square footage owned	4,755,315	4,431,001	4,255,989	2,795,086	2,629,350
Leased at end of quarter	91.1%	90.6%	92.3%	91.5%	95.3%
Redevelopment at end of quarter	5.8%	6.1%	4.3%	3.7%	—
Vacancy at end of quarter	3.1%	3.3%	3.4%	4.8%	4.7%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, see page 24. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 24. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 24. For a quantitative reconciliation of the differences between AFFO and net income, see page 8.

For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 24. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005
(In thousands)

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Assets
Investments in real estate, net	$1,129,371	$1,072,427	$1,033,743	$494,509	$468,488
Investment in unconsolidated partnership	2,483	2,492	2,490	2,505	2,470
Cash and cash equivalents	20,312	74,495	113,014	15,570	27,869
Restricted cash	5,487	5,866	4,592	2,572	2,470
Accounts receivable, net	9,873	5,819	5,690	5,255	1,837
Accrued straight-line rents, net	8,731	7,166	5,620	4,224	3,306
Acquired above market leases, net	8,817	7,437	7,813	7,543	8,006
Deferred leasing costs, net	136,640	138,008	143,609	60,950	61,503
Deferred loan costs, net	4,855	5,196	5,530	1,605	1,700
Prepaid expenses	2,164	5,216	2,627	2,154	1,531
Other assets	8,577	6,359	2,417	4,730	2,543

Total assets	$1,337,310	$1,330,481	$1,327,145	$601,617	$581,723

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$246,233	$248,004	$249,818	$101,594	$102,236
Secured term loan	250,000	250,000	250,000	—	—
Unsecured line of credit	17,000	—	—	19,500	—
Security deposits	6,905	6,222	5,976	5,227	4,831
Due to affiliates	—	—	—	—	53
Dividends and distributions payable	13,365	13,367	9,265	9,262	9,249
Accounts payable and accrued expenses	23,012	25,234	22,324	9,466	7,529
Acquired below market leases, net	29,647	30,822	31,988	14,209	13,741

Total liabilities	586,162	573,649	569,371	159,258	137,639
Minority interests	20,673	21,278	21,775	22,486	22,267
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	466	466	465	314	314
Additional paid-in capital	760,749	760,834	759,228	435,010	434,075
Deferred compensation	(3,158)	(4,066)	(3,838)	(4,410)	(4,182)
Accumulated other comprehensive income	5,922	3,802	(1,765)	—	—
Dividends in excess of earnings	(33,504)	(25,482)	(18,091)	(11,041)	(8,390)

Total stockholders’ equity	730,475	735,554	735,999	419,873	421,817

Total liabilities and stockholders’ equity	$1,337,310	$1,330,481	$1,327,145	$601,617	$581,723

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2005
(In thousands, except share data)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Revenues:
Rental	$29,756	$28,593	$20,014	$14,214	$13,326
Tenant recoveries	14,198	12,225	8,549	7,254	6,344
Other income	538	512	—	3,003	—

Total revenues	44,492	41,330	28,563	24,471	19,670

Expenses:
Rental operations	11,626	9,763	6,721	6,395	6,423
Real estate taxes	4,031	3,573	2,476	1,788	1,581
Depreciation and amortization	12,546	12,164	8,476	6,191	5,602
General and administrative	4,277	3,756	2,695	2,550	2,011

Total expenses	32,480	29,256	20,368	16,924	15,617

Income from operations	12,012	12,074	8,195	7,547	4,053
Equity in net income (loss) of unconsolidated partnership	28	20	20	51	(11)
Interest income	345	807	102	78	66
Interest expense	(7,581)	(7,422)	(6,812)	(1,411)	(962)

Income before minority interests	4,804	5,479	1,505	6,265	3,146
Minority interest in consolidated partnership	48	45	66	109	87
Minority interests in operating partnership	(283)	(323)	(131)	(538)	(278)

Net income	$4,569	$5,201	$1,440	$5,836	$2,955

Basic earnings per share	$0.10	$0.11	$0.05	$0.19	$0.10

Diluted earnings per share	$0.10	$0.11	$0.05	$0.19	$0.09

Weighted-average common shares outstanding:
Basic	46,290,279	46,287,617	31,861,536	31,129,613	31,107,856

Diluted	49,482,818	49,444,409	34,893,367	34,148,820	34,129,493

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
DECEMBER 31, 2005
(In thousands, except per share and ratio amounts)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Reconciliation of net income to funds from operations:
Net income	$4,569	$5,201	$1,440	$5,836	$2,955
Adjustments:
Minority interests in operating partnership	283	323	131	538	278
Depreciation and amortization(3)	12,566	12,184	8,496	6,180	5,652

Funds from operations (FFO)	$17,418	$17,708	$10,067	$12,554	$8,885

FFO per share — diluted	$0.35	$0.36	$0.29	$0.37	$0.26

Dividends and distributions declared per share	$0.27	$0.27	$0.27	$0.27	$0.27

FFO payout ratio(4)	76.7%	75.4%	93.6%	73.4%	103.7%

Reconciliation of funds from operations to adjusted fund from operations:

Funds from operations	$17,418	$17,708	$10,067	$12,554	$8,885

Adjustments:

Master lease receipts(5)	361	361	517	786	872
Second generation capital expenditures	(2,623)	(451)	(750)	(160)	(57)
Amortization of deferred loan costs	328	342	2,204	129	113
Amortization of fair value of debt acquired	(480)	(630)	(390)	(261)	(219)
Non-cash stock compensation	823	1,476	825	707	544
Straight line rents	(1,564)	(1,546)	(1,396)	(1,088)	(750)
Fair value lease revenue	(728)	(791)	(330)	58	175

Adjusted funds from operations (AFFO)	$13,535	$16,469	$10,747	$12,725	$9,563

Dividends and distributions declared	$0.27	$0.27	$0.27	$0.27	$0.27

AFFO payout ratio(6)	98.7%	81.1%	87.7%	72.5%	96.4%

(1)	For a definition and discussion of FFO, see page 24.

(2)	For a definition and discussion of AFFO, see page 24. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20, $20, $20, $(11) and $50, respectively.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues,

but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION(1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
DECEMBER 31, 2005
(In thousands)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$4,569	$5,201	$1,440	$5,836	$2,955
Minority interests	235	278	65	429	191
Interest expense	7,581	7,422	6,812	1,411	962
Depreciation and amortization(3)	12,566	12,184	8,496	6,180	5,652

EBITDA	$24,951	$25,085	$16,813	$13,856	$9,760

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$(10,417)	$39,419	$23,038	$10,062	$5,746
Changes in other assets and liabilities	23,591	(23,311)	(12,808)	1,877	2,945
Master lease receipts	361	361	517	786	872

AFFO	$13,535	$16,469	$10,747	$12,725	$9,563

(1)	For a definition and discussion of EBITDA, see page 24.

(2)	For a definition and discussion of AFFO, see page 24.

(3)	Includes the company’s share of depreciation and amortization from unconsolidated partnership of $20, $20, $20, $(11) and $50, respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
DECEMBER 31, 2005
(Dollars in thousands)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Net income	$4,569	$5,201	$1,440	$5,836	$2,955
Minority interests	235	278	65	429	191
Net (income) loss of unconsolidated partnership	(28)	(20)	(20)	(51)	11
Interest expense	7,581	7,422	6,812	1,411	962
Interest income	(345)	(807)	(102)	(78)	(66)

Income from operations	12,012	12,074	8,195	7,547	4,053

Depreciation and amortization	12,546	12,164	8,476	6,191	5,602
General and administrative	4,277	3,756	2,695	2,550	2,011

Consolidated net operating income	$28,835	$27,994	$19,366	$16,288	$11,666

Revenues:
Rental	$29,756	$28,593	$20,014	$14,214	$13,326
Tenant recoveries	14,198	12,225	8,549	7,254	6,344
Other income	538	512	—	3,003	—

Total revenues	44,492	41,330	28,563	24,471	19,670

Expenses:
Rental operations	11,626	9,763	6,721	6,395	6,423
Real estate taxes	4,031	3,573	2,476	1,788	1,581

Total operating expenses	15,657	13,336	9,197	8,183	8,004

Consolidated net operating income	$28,835	$27,994	$19,366	$16,288	$11,666

Operating margin (2)	64.4%	67.3%	67.8%	61.9%	59.3%

Operating expense recovery (3)	90.7%	91.7%	93.0%	88.6%	79.3%

(1)	For a definition and discussion of net operating income, see page 24.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue - rental operations - real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
DECEMBER 31, 2005
(In thousands, except ratios)

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Interest coverage ratio:
EBITDA	$24,951	$25,085	$16,813	$13,856	$9,760
Interest expense:
Interest expense (2)	7,581	7,422	6,812	1,411	962
Interest expense — unconsolidated partnership	50	50	50	49	52

Total interest expense	7,631	7,472	6,862	1,460	1,014

Interest coverage ratio	3.3	3.4	2.5	9.5	9.6

Fixed charge coverage ratio:
EBITDA	$24,951	$25,085	$16,813	$13,856	$9,760
Fixed charges:
Interest expense (2)	7,581	7,422	6,812	1,411	962
Interest expense — unconsolidated partnership	50	50	50	49	52
Principal payments	1,291	1,266	821	381	190
Principal payments — unconsolidated partnership	6	6	4	4	7

Total fixed charges	8,928	8,744	7,687	1,845	1,211

Fixed charge coverage ratio	2.8	2.9	2.2	7.5	8.1

(1)	For a discussion of coverage ratios, see page 24.

(2)	The three months ended June 30, 2005 includes $2.0 million of loan fee amortization expense related to the repayment and termination of our $100.0 million unsecured revolving credit facility and our $100.0 million unsecured term loan facility.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
DECEMBER 31, 2005
(Dollars in thousands)
Weighted average maturity is 5.7 years.

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate (1)	Balance	Premium (2)	Value	Date
Consolidated debt:
Mortgage notes payable (3)
Ardentech Court	7.25%	5.06%	$4,746	$542	$5,288	07/12
Bayshore Boulevard	4.55%	4.55%	16,107	—	16,107	01/10
Bridgeview	8.07%	5.04%	11,732	1,588	13,320	01/11
Eisenhower Road	5.80%	4.63%	2,211	57	2,268	05/08
Elliott Avenue	7.38%	4.63%	16,526	754	17,280	11/07
40 Erie Street	7.34%	4.90%	19,575	1,089	20,664	08/08
Kendall Square D	6.38%	5.45%	72,395	5,297	77,692	12/18
Lucent Drive(4)	5.50%	5.50%	5,899	—	5,899	01/15
Monte Villa Parkway	4.55%	4.55%	9,805	—	9,805	01/10
Nancy Ridge Drive	7.15%	5.38%	6,952	706	7,658	09/12
Science Center Drive	7.65%	5.04%	11,577	1,453	13,030	07/11
Sidney Street	7.23%	5.11%	31,426	3,400	34,826	06/12
Towne Centre Drive	4.55%	4.55%	22,396	—	22,396	01/10

Total / weighted average on fixed rate notes	6.43%	5.05%	$231,347	$14,886	$246,233

Variable rate debt (5)
$250 million secured term loan (6)	6.41%	6.41%	250,000	—	250,000	05/10
$250 million unsecured line of credit(7)	5.72%	5.72%	17,000	—	17,000	05/08

Total / weighted average consolidated debt	6.39%	5.75%	$498,347	$14,886	$513,233

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,255	—	2,255	01/10

Total / weighted average	8.56%	4.63%	$2,255	$—	$2,255

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.40%	5.75%	$500,602	$14,886	$515,488

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	Require monthly principal and interest payments.

(4)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(5)	Require monthly interest payments.

(6)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $250 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 120 to 200 basis points depending on our leverage.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
DECEMBER 31, 2005
(In thousands)

	Schedule of Maturities
Property	2006	2007	2008	2009	2010	Thereafter	Total
Ardentech Court	$88	$94	$101	$109	$118	$4,236	$4,746
Bayshore Boulevard	377	394	413	432	14,491	—	16,107
Bridgeview	108	117	124	137	149	11,097	11,732
Eisenhower Road	47	50	2,114	—	—	—	2,211
Elliott Avenue	506	16,020	—	—	—	—	16,526
40 Erie Street	983	1,058	17,534	—	—	—	19,575
Kendall Square D	1,432	1,526	1,627	1,733	1,847	64,230	72,395
Lucent Drive	181	191	202	214	215	4,896	5,899
Monte Villa Parkway	229	240	251	263	8,822	—	9,805
Nancy Ridge Drive	80	86	91	100	107	6,488	6,952
Science Center Drive	133	143	152	167	182	10,800	11,577
Sidney Street	694	746	802	862	926	27,396	31,426
Towne Centre Drive	524	548	574	601	20,149	—	22,396

Total fixed rate notes	5,382	21,213	23,985	4,618	47,006	129,143	231,347
$250 million secured term loan	—	—	—	—	250,000	—	250,000
$250 million unsecured line of credit	—	—	17,000	—	—	—	17,000

Total consolidated debt	5,382	21,213	40,985	4,618	297,006	129,143	498,347
McKellar Court (21%)	25	27	29	32	2,142	—	2,255

Total consolidated and pro rata share of unconsolidated partnership debt	$5,407	$21,240	$41,014	$4,650	$299,148	$129,143	$500,602

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
DECEMBER 31, 2005
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Year Ended
	12/31/05	9/30/05	12/31/05	12/31/04
Weighted average shares outstanding	46,291	46,288	38,913	30,965
Weighted average units outstanding	2,870	2,870	2,870	2,661
Dilutive effect of restricted stock	215	183	215	90
Dilutive effect of stock warrant	107	103	93	52

Diluted shares — EPS and FFO	49,483	49,444	42,091	33,768

COMMON STOCK DATA

	12/31/05	9/30/05	6/30/05	3/31/05
Shares outstanding	46,290	46,290	46,282	31,160
Units outstanding	2,864	2,870	2,870	2,870
Unvested restricted shares outstanding	344	346	285	273
Stock warrant outstanding	270	270	270	270

Total common shares outstanding	49,768	49,776	49,707	34,573

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05
High Price	$26.06	$25.60	$24.47	$22.40
Low Price	$22.25	$22.30	$19.39	$19.40
Average Closing Price	$24.85	$24.27	$21.30	$20.77
Closing Price	$24.40	$24.80	$23.85	$20.60
Dividends per share — Annualized	$1.08	$1.08	$1.08	$1.08
Closing Dividend Yield — Annualized	4.4%	4.4%	4.5%	5.2%
DIVIDENDS PER COMMON SHARE

2005
First quarter	$0.27
Second quarter	$0.27
Third quarter	$0.27
Fourth quarter	$0.27

2004
Third quarter	$0.1497
Fourth quarter	$0.2700

Latest Dividend
Amount	$0.27
Declared	December 13, 2005
Record	December 30, 2005
Paid	January 16, 2006
Trading Symbol
   BMR
Stock Exchange Listing
   New York Stock Exchange
Transfer Agent
   The Bank of New York
   101 Barclay Street, 11E
   New York, NY 10286
   212.815.3782

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
DECEMBER 31, 2005
(Dollars in thousands)

	Three Months Ended (1)
	12/31/05	12/31/04	% Change
Total Same Property Portfolio
Number of properties	13	13
Rentable square feet	2,297,106	2,299,581
Percent of total portfolio	48.3%	87.5%
Leased %	94.0%	95.3%
Redevelopment %	3.1%	0.0%

Revenues:
Rental	$13,297	$12,841	3.6%
Tenant recoveries	9,096	6,100	49.1%
Other income	284	4	7000.0%

Total revenues	22,677	18,945	19.7%

Expenses:
Rental operations	8,444	6,004	40.6%
Real estate taxes	1,517	1,519	-0.1%

Total expenses	9,961	7,523	32.4%

Net operating income (2)	$12,716	$11,422	11.3%

Same property net operating income (2)	$12,716	$11,422	11.3%
Less straight line rents and fair value lease revenue	(582)	(526)	10.6%

Same property net operating income — cash basis (2) (3)	$12,134	$10,896	11.4%

Rental revenue — cash basis (3)	$12,715	$12,315	3.3%

(1)	Properties included in same property quarterly analysis are King of Prussia, Landmark at Eastview, Towne Centre Drive, Bernardo Center Drive, Balboa Avenue, Eisenhower Road, Industrial Road, Monte Villa Parkway, Bayshore Boulevard, Elliott Avenue, Bridgeview, Science Center Drive, and McKellar Court (an unconsolidated partnership, of which we own 21%).

(2)	For a definition and discussion of net operating income, see page 24. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(3)	Represents increase in rents on a “cash to cash” basis.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
DECEMBER 31, 2005
PORTFOLIO SUMMARY
Weighted average remaining lease term is 6.61 years.

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent (1)	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	10	1,249,874	26.3%	$47,197	39.6%	$38.89	$50,929	37.8%	$41.97
San Francisco	7	955,593	20.1%	16,596	14.0%	21.52	21,914	16.2%	28.41
San Diego (3)	9	565,364	11.9%	15,102	12.7%	30.39	17,795	13.2%	35.80
New York / New Jersey	2	823,948	17.3%	14,710	12.4%	19.81	15,720	11.6%	21.17
Pennsylvania	5	690,580	14.5%	13,217	11.1%	20.72	13,780	10.2%	21.60
Seattle	2	185,989	3.9%	6,946	5.8%	37.34	7,732	5.7%	41.57
Maryland	2	168,817	3.6%	2,704	2.3%	16.02	3,971	2.9%	23.52
University Related — Other	2	115,150	2.4%	2,448	2.1%	21.26	3,179	2.4%	27.61

Total / weighted average	39	4,755,315	100.0%	$118,920	100.0%	$27.45	$135,019	100.0%	$31.17

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent (1)	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2006 (4)	252,305	5.8%	$4,818	4.1%	$19.10	$4,760	3.5%	$18.87
2007	494,332	11.4%	9,680	8.1%	19.58	10,106	7.5%	20.44
2008	257,215	5.9%	7,450	6.3%	28.96	7,839	5.8%	30.48
2009	410,096	9.5%	9,350	7.9%	22.80	9,678	7.2%	23.60
2010	781,736	18.0%	19,133	16.1%	24.47	19,618	14.5%	25.10
2011	157,277	3.6%	5,340	4.5%	33.95	6,789	5.0%	43.16
2012	217,318	5.0%	5,458	4.6%	25.11	6,533	4.8%	30.06
2013	222,299	5.1%	4,914	4.1%	22.11	6,437	4.8%	28.96
2014	238,252	5.5%	6,941	5.8%	29.13	8,318	6.2%	34.91
2015	125,240	2.9%	3,045	2.6%	24.31	3,331	2.5%	26.60
Thereafter	1,176,253	27.3%	42,792	35.9%	36.38	51,612	38.2%	43.88

Total / weighted average	4,332,323	100.0%	$118,920	100.0%	$27.45	$135,019	100.0%	$31.17

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of December 31, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
DECEMBER 31, 2005

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,213,510	—	36,364	1,249,874
San Francisco	771,329	159,827	24,437	955,593
San Diego	497,006	21,952	46,406	565,364
New York / New Jersey	742,572	40,268	41,108	823,948
Pennsylvania	637,950	52,630	—	690,580
Seattle	185,989	—	—	185,989
Maryland	168,817	—	—	168,817
University Related — Other	115,150	—	—	115,150

Total	4,332,323	274,677	148,315	4,755,315

	Leased
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Boston	97.1%	97.1%	95.9%	n/a	n/a
San Francisco	80.7%	79.7%	89.1%	88.4%	88.8%
San Diego	87.9%	88.8%	91.9%	87.7%	96.4%
New York / New Jersey	90.1%	87.5%	87.7%	87.9%	94.9%
Pennsylvania	92.4%	91.5%	90.6%	100.0%	100.0%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	n/a	n/a

Total	91.1%	90.6%	92.3%	91.5%	95.3%

	Redevelopment
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Boston	—	—	—	n/a	n/a
San Francisco	16.7%	17.4%	7.6%	—	—
San Diego	3.9%	2.7%	2.8%	8.8%	—
New York / New Jersey	4.9%	7.5%	7.5%	7.5%	—
Pennsylvania	7.6%	8.5%	9.4%	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	n/a	n/a

Total	5.8%	6.1%	4.3%	3.7%	—

	Vacancy
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Boston	2.9%	2.9%	4.1%	n/a	n/a
San Francisco	2.6%	2.9%	3.3%	11.6%	11.2%
San Diego	8.2%	8.5%	5.3%	3.5%	3.6%
New York / New Jersey	5.0%	5.0%	4.8%	4.7%	5.1%
Pennsylvania	—	—	—	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	n/a	n/a

Total	3.1%	3.3%	3.4%	4.8%	4.7%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
DECEMBER 31, 2005

				Rentable	Redevelopment	Percent of
				Square	Square	Rentable	Percent Leased
	Property	Acquisition date	Buildings	Feet	Feet	Sq Ft	12/31/05	9/30/05	6/30/05	3/31/05
	Boston
1	Albany Street	May 31, 2005	2	75,003	—	1.6%	100.0%	99.8%	99.8%	n/a
2	Coolidge Avenue	April 5, 2005	1	37,400	—	0.8%	100.0%	100.0%	100.0%	n/a
3	21 Erie Street	May 31, 2005	1	49,247	—	1.0%	56.9%	56.9%	58.1%	n/a
4	40 Erie Street	May 31, 2005	1	100,854	—	2.1%	100.0%	100.0%	100.0%	n/a
5	Fresh Pond Research Park	April 5, 2005	6	90,702	—	1.9%	100.0%	100.0%	83.3%	n/a
6	Kendall Square A	May 31, 2005	1	302,919	—	6.4%	96.7%	96.7%	96.7%	n/a
7	Kendall Square D	May 31, 2005	1	349,325	—	7.3%	98.5%	98.5%	98.2%	n/a
8	Sidney Street	May 31, 2005	1	191,904	—	4.0%	100.0%	100.0%	100.0%	n/a
9	Vassar Street	May 31, 2005	1	52,520	—	1.1%	100.0%	100.0%	100.0%	n/a
10	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	—	100.0%	100.0%	100.0%	n/a

	Total Boston		16	1,249,874	—	26.3%	97.1%	97.1%	95.9%	—

	San Francisco
11	Ardentech Court	November 18, 2004	1	55,588	—	1.2%	100.0%	100.0%	100.0%	100.0%
12	Bayshore Boulevard	August 17, 2004	1	183,344	—	3.9%	100.0%	100.0%	100.0%	100.0%
13	Bridgeview	(1)	3	263,073	44,127	5.5%	73.9%	81.8%	81.8%	81.8%
14	Dumbarton Circle	May 27, 2005	3	44,000	—	0.9%	100.0%	100.0%	100.0%	n/a
15	Eccles Avenue	December 1, 2005	1	152,145	—	3.2%	100.0%	n/a	n/a	n/a
16	Industrial Road	August 17, 2004	1	169,490	27,747	3.6%	83.6%	83.6%	82.4%	82.4%
17	Kaiser Drive	August 25, 2005	1	87,953	87,953	1.8%	0.0%	0.0%	n/a	n/a

	Total San Francisco		11	955,593	159,827	20.1%	80.7%	79.7%	89.1%	88.4%

	San Diego
18	Balboa Avenue	August 13, 2004	1	35,344	—	0.7%	100.0%	100.0%	100.0%	100.0%
19	Bernardo Center Drive	August 13, 2004	1	61,286	—	1.3%	100.0%	100.0%	100.0%	100.0%
20	Faraday Avenue	September 19, 2005	1	28,704	—	0.6%	100.0%	100.0%	n/a	n/a
21	McKellar Court (2)	September 30, 2004	1	72,863	—	1.5%	100.0%	100.0%	100.0%	100.0%
22	Nancy Ridge Drive	April 21, 2005	1	42,138	—	0.9%	67.4%	67.4%	100.0%	n/a
23	San Diego Science Center	October 21, 2004	1	105,364	—	2.2%	69.0%	68.2%	73.2%	83.9%
24	Science Center Drive	September 24, 2004	1	53,740	—	1.1%	100.0%	100.0%	100.0%	100.0%
25	Towne Centre Drive	August 12, 2004	3	115,870	—	2.4%	100.0%	100.0%	100.0%	100.0%
26	Waples Street (3)	March 1, 2005	1	50,055	21,952	1.1%	56.1%	65.3%	65.3%	0.0%

	Total San Diego		11	565,364	21,952	11.9%	87.9%	88.8%	91.9%	87.7%

	New York / New Jersey
27	Graphics Drive	March 17, 2005	1	72,300	40,268	1.5%	44.3%	14.8%	14.8%	14.8%
28	Landmark at Eastview	August 12, 2004	8	751,648	—	15.8%	94.5%	94.5%	94.7%	94.9%

	Total New York / New Jersey		9	823,948	40,268	17.3%	90.1%	87.5%	87.7%	87.9%

	Pennsylvania
29	Eisenhower Road	August 13, 2004	1	27,750	—	0.6%	100.0%	100.0%	100.0%	100.0%
30	George Patterson Boulevard	October 28, 2005	1	71,500	—	1.5%	100.0%	n/a	n/a	n/a
31	King of Prussia (4)	August 11, 2004	5	427,109	—	9.0%	100.0%	100.0%	100.0%	100.0%
32	Phoenixville Pike	April 5, 2005	1	104,400	52,630	2.2%	49.6%	49.6%	49.6%	n/a
33	1000 Uniqema Boulevard	September 30, 2005	1	59,821	—	1.3%	100.0%	100.0%	n/a	n/a

	Total Pennsylvania		9	690,580	52,630	14.5%	92.4%	91.5%	90.6%	100.0%

	Seattle
34	Elliott Avenue	August 24, 2004	1	134,989	—	2.8%	100.0%	100.0%	100.0%	100.0%
35	Monte Villa Parkway	August 17, 2004	1	51,000	—	1.1%	100.0%	100.0%	100.0%	100.0%

	Total Seattle		2	185,989	—	3.9%	100.0%	100.0%	100.0%	100.0%

	Maryland
36	Beckley Street	December 17, 2004	1	77,225	—	1.6%	100.0%	100.0%	100.0%	100.0%
37	Tributary Street	December 17, 2004	1	91,592	—	1.9%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		2	168,817	—	3.6%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
38	Colorow Drive	December 22, 2005	1	93,650	—	2.0%	100.0%	n/a	n/a	n/a
39	Lucent Drive	May 31, 2005	1	21,500	—	0.5%	100.0%	100.0%	100.0%	n/a

	Total University Related — Other		2	115,150	—	2.4%	100.0%	100.0%	100.0%	—

	Total / weighted average		62	4,755,315	274,677	100.0%	91.1%	90.6%	92.3%	91.5%

(1)	This property was acquired as follows: 212,673 square feet on September 10, 2004 and 50,400 square feet on March 16, 2005.

(2)	This property is an unconsolidated partnership, of which we own 21%.

(3)	We own 70% of the limited liability company that owns the Waples Street property.

(4)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
DECEMBER 31, 2005
As of December 31, 2005, our properties were leased to 87 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased	Percent of	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent (1)	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current	Current	Total Portfolio	Date(s)
				(in thousands)
1	Vertex Pharmaceuticals	583,474	12.3%	$23,660	$40.55	19.9%	April 2018 (2)
2	Genzyme Corporation	343,000	7.2%	15,399	44.89	12.9%	July 2018
3	Centocor, Inc. (Johnson & Johnson)	331,398	7.0%	7,839	23.65	6.6%	March 2010
4	Regeneron Pharmaceuticals, Inc.	211,813	4.5%	3,950	18.65	3.3%	December 2007 (3)
5	Illumina, Inc.	115,870	2.4%	3,938	33.99	3.3%	August 2014
6	Nektar Therapeutics	79,917	1.7%	3,812	47.70	3.2%	October 2016
7	Millennium Pharmaceuticals, Inc.	73,347	1.5%	3,420	46.62	2.9%	September 2013
8	Chemtura Corporation	182,829	3.8%	3,377	18.47	2.8%	December 2009
9	Intermune, Inc.	55,898	1.2%	3,335	59.66	2.8%	April 2011
10	Chiron Corporation	71,153	1.5%	2,944	41.38	2.5%	March 2008

	Total / weighted average (4)	2,048,699	43.1%	$71,674	$34.99	60.2%

(1)	Based on current annualized base rent. Current annualized rent is the monthly contractual rent as of December 31, 2005, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,716 square feet expires April 2018.

(3)	138,086 square feet expires December 2007 and 73,727 square feet expires December 2009.

(4)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND LAND DEVELOPMENT PARCELS
DECEMBER 31, 2005
REDEVELOPMENT (1)

		Square Feet	Estimated
		Under	In-Service
Property	Market	Redevelopment (2)	Date (3)
Waples Street	San Diego	21,952	2006
Bridgeview	San Francisco	44,127	2006
Industrial Road	San Francisco	27,747	2006
Kaiser Drive	San Francisco	87,953	2006
Phoenixville Pike	Pennsylvania	52,630	2006
Graphics Drive	New York / New Jersey	40,268	2006

Total		274,677

REDEVELOPMENT IN-SERVICE

		Square Feet
		Under
		Redevelopment(2)
		Placed
Property	Market	In-Service
Waples Street	San Diego	28,103
Industrial Road	San Francisco	61,826

Total		89,929

LAND DEVELOPMENT PARCELS (4)

		Developable
Property	Market	Square Feet
Towne Centre Drive	San Diego	84,000
Landmark at Eastview	New York / New Jersey	464,000
Fresh Pond Research Park	Boston	50,000
Eccles Avenue	San Francisco	108,000

Total		706,000

(1)	Our redevelopment includes activities necessary for permanent change to office/laboratory space.

(2)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is reflected in the portfolio statistics.

(3)	The property is expected to undergo a lease-up period once the redevelopment is complete.

(4)	These sites represent possible future developments, which are in proximity to the properties noted above. These developments will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain.

BIOMED REALTY TRUST, INC.
2005 ACQUISITIONS
DECEMBER 31, 2005

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(in thousands)
First Quarter 2005
Waples Street	San Diego	March 1, 2005	43,036	$5,324	—	(1)
Bridgeview	San Francisco	March 16, 2005	50,400	16,219	100.0%
Graphics Drive	New York / New Jersey	March 17, 2005	72,300	7,787	14.8	%(2)

First Quarter Total			165,736	$29,330	36.9%

Second Quarter 2005
Fresh Pond Research Park	Boston	April 5, 2005	90,702	$20,768	83.3%
Coolidge Avenue	Boston	April 5, 2005	37,400	10,837	100.0%
Phoenixville Pike	Pennsylvania	April 5, 2005	104,400	13,240	49.6%
Nancy Ridge Drive	San Diego	April 21, 2005	42,138	12,974	100.0%
Dumbarton Circle	San Francisco	May 27, 2005	44,000	8,959	100.0%
Lucent Drive	Other	May 31, 2005	21,500	7,142	100.0%
21 Erie Street	Boston	May 31, 2005	49,247	11,939	56.9%
Vassar Street	Boston	May 31, 2005	52,520	17,850	100.0%
Albany Street	Boston	May 31, 2005	75,003	38,444	99.8%
40 Erie Street	Boston	May 31, 2005	100,854	45,755	100.0%
Sidney Street	Boston	May 31, 2005	191,904	51,015	100.0%
Kendall Square A	Boston	May 31, 2005	302,919	150,843	96.7%
Kendall Square D	Boston	May 31, 2005	349,325	192,583	98.2%
47 Erie Street Parking Structure	Boston	May 31, 2005	n/a	10,180	n/a

Second Quarter Total			1,461,912	$592,529	92.8%

Third Quarter 2005
Kaiser Drive	San Francisco	August 25, 2005	87,953	$9,500	0.0	%(3)
Faraday Avenue	San Diego	September 19, 2005	28,704	8,500	100.0%
1000 Uniqema Boulevard	Pennsylvania	September 30, 2005	59,821	15,500	100.0%

Third Quarter Total			176,478	$33,500	50.2%

Fourth Quarter 2005
George Patterson Boulevard	Pennsylvania	October 28, 2005	71,500	$14,900	100.0%
Eccles Avenue	San Francisco	December 1, 2005	152,145	25,900	100.0%
Colorow Drive	Other	December 22, 2005	93,650	19,000	100.0%

Fourth Quarter Total			317,295	$59,800	100.0%

2005 Total			2,121,421	$715,159	86.0%

(1)	The entire property was undergoing redevelopment on the date of acquisition. 28,103 sq ft was leased in the second quarter.

(2)	61,616 sq ft is undergoing redevelopment on the date of acquisition. 18,577 sq ft was leased in the fourth quarter. The remainder is fully occupied.

(3)	The entire property was undergoing redevelopment on the date of acquisition.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
DECEMBER 31, 2005

		Current
	Leased	Annualized
	Square	Base Rent per	Percent
	Feet	Leased Sq Ft	Leased
Leased Square Feet as of December 31, 2004	2,505,184	$23.72	95.3%

First quarter acquisitions	61,084	19.56

Leased Square Feet including acquisitions	2,566,268
Expirations	(125,177)	18.65
Renewals	99,717	21.67
New Leases	61,826	28.20
Terminations	(45,574)	45.84

Leased square feet as of March 31, 2005	2,557,060	23.35	91.5%

Second quarter acquisitions	1,356,541	36.92

Leased Square Feet including acquisitions	3,913,601
Expirations	(86,157)	15.61
Renewals	1,667	30.24
New Leases	111,261	16.23
Terminations	(11,625)	32.25

Leased square feet as of June 30, 2005	3,928,747	27.86	92.3%

Third quarter acquisitions	88,525	25.99

Leased Square Feet including acquisitions	4,017,272
Expirations	(19,884)	33.12
Renewals	1,197	32.78
New Leases	24,781	14.36
Terminations	(9,928)	30.13

Leased square feet as of September 30, 2005	4,013,438	27.93	90.6%

Fourth quarter acquisitions	317,295	17.61

Leased Square Feet including acquisitions	4,330,733
Expirations	(44,356)	10.03
Renewals	—	—
New Leases	45,946	15.29
Terminations	—	—

Leased square feet as of December 31, 2005	4,332,323	$27.45	91.1%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. Tenant improvement and leasing costs are also shown in this manner on page 23.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
DECEMBER 31, 2005

	Three Months Ended
	12/31/05	9/30/05	6/30/05	3/31/05
Renewals (1)
Number of renewals	—	1	1	3
Square feet	—	1,197	1,667	99,717
Tenant improvement costs per square foot (2)	$—	$—	$—	$9.21
Leasing commission costs per square foot (2)	—	—	—	0.07

Total tenant improvement and leasing commission costs psf	$—	$—	$—	$9.28

New Leases (3)
Number of leases	7	5	4	1
Square feet	45,946	24,781	111,261	61,826
Tenant improvement costs per square foot (2)	$16.16	$9.14	$32.89	$134.07
Leasing commission costs per square foot (2)	5.50	1.16	4.75	12.03

Total tenant improvement and leasing commission costs psf	$21.66	$10.30	$37.64	$146.10

Total (4)
Number of renewals/leases	7	6	5	4
Square feet	45,946	25,978	112,928	161,543
Tenant improvement costs per square foot (2)	$16.16	$8.72	$32.40	$57.00
Leasing commission costs per square foot (2)	5.50	1.10	4.68	4.65

Total tenant improvement and leasing commission costs psf	$21.66	$9.82	$37.08	$61.65

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see page 21.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2005
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.